Exhibit 10.34

                        TERMINATION AND RELEASE AGREEMENT


     This Termination and Release Agreement ("Agreement") is made this 28th day of December, 1995, by and between Seitel, Inc., a Delaware corporation ("Seitel"), Seitel Geophysical, Inc., a Delaware corporation ("SGI"), Exsol, Inc., a Delaware corporation ("Exsol"), Seitel Data Corp., a Delaware corporation ("SDC"), and Seitel Offshore Corp., a Delaware corporation ("SOC," and collectively with Seitel, SGI, Exsol, and SDC, the "Borrowers") and Bank One, Texas, National Association ("Bank One") and Compass Bank - Houston ("Compass," and collectively with Bank One, "Lenders").

     WHEREAS, Lenders loaned certain sums to Borrowers (the "Loan") pursuant to that certain Restated Revolving Credit and Security Agreement (the "Credit and Security Agreement") between Borrowers and Lenders dated effective as of December 31, 1994, and those certain promissory notes of even date therewith, each in the original principal amount of $12,500,000, payable to Bank One (the "Bank One Note") and to Compass (the "Compass Note", and collectively with the Bank One Note, the "Notes");

     WHEREAS, SOC pledged certain joint venture interests to Lenders as security for the Loan pursuant to that certain Security Agreement (Joint Venture Interest) dated effective May 19, 1994 between SOC and Lenders, as amended by that certain Amendment to Security Agreement (Joint Venture Interest) dated effective December 31, 1995 between SOC and Lenders (the "Joint Venture Security Agreement");

     WHEREAS, Seitel, SGI and SDC pledged certain shares of stock of their subsidiaries to Lenders as security for the Loan pursuant to the terms of that certain Pledge Agreement dated effective February 28, 1994, between Seitel and Lenders, as amended by that certain Amendment to Pledge Agreement dated effective December 31, 1995 among Seitel, SGI, SDC, and Lenders (the "Pledge");

     WHEREAS, Borrowers desire to repay all indebtedness under the Loan and terminate the Credit and Security Agreement, and the Notes are hereby being repaid in full by Borrowers; and

     WHEREAS, Borrowers and Lenders enter into this Agreement to evidence receipt of payment in full of the Notes, termination of the Credit and Security Agreement and all rights of Borrowers to borrow from Lenders thereunder, termination of the various other security documents securing payment of the Notes, and release of all security interests of Lenders securing repayment of the Loan.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Payment. Lenders hereby acknowledge receipt of the sum of $19,215,689.45 as payment in full of all outstanding principal and interest due under the Notes, and contemporaneously with the execution hereof, have returned the original Notes marked "Paid In Full" to Borrowers.

     2. Termination of Credit and Security Agreement. Borrowers and Lenders hereby terminate the Credit and Security Agreement. Borrowers and Lenders hereby acknowledge and agree that Borrowers shall have no further rights to borrow funds under the Credit and Security Agreement, and shall have no further liabilities to pay any amounts to Lenders thereunder.

     3. Release of Security Interests under Credit and Security Agreement. Lenders hereby release all security interests in any and all Collateral (as such term is defined in the Credit and Security Agreement) granted in or otherwise arising under the Credit and Security Agreement or otherwise securing the Loan. Nothing herein shall be deemed to affect in any manner the rights of Compass Bank (formerly Central Bank of the South) ("Compass Alabama") under that certain Term Credit and Security Agreement dated July 15, 1993 between Compass Alabama and SGI, the Term Note in the original principle amount of $4,300,000 of even date therewith made by SGI payable to the order of Compass Alabama, or the Continuing Guaranty of even date therewith made by Seitel to Compass Alabama to secure the payment obligations of SGI thereunder.

     4. Termination of Joint Venture Security Agreement. Lenders hereby release the security interests in the joint venture interests and other collateral granted in or otherwise arising under the Joint Venture Security Agreement, and terminate the Joint Venture Security Agreement.

     5. Termination of Pledge. Lenders hereby release the security interests in the stock and other collateral granted in or otherwise arising under the Pledge, and terminate the Pledge. Lenders shall promptly return to Borrowers all original share certificates delivered to Lenders under the Pledge, or shall deliver lost share certificate affidavits reasonably satisfactory to Borrowers for any such certificates as Lenders may have lost or as may have been destroyed.

     6. UCC-3s. Lenders have, contemporaneously with the execution hereof, executed, and as soon as practicable, will cause to be filed with the Secretary of State of the State of Texas and all other jurisdictions where financing statements may have been filed in connection with the Loan, UCC-3 Termination Statements terminating the UCC-1 Financing Statements filed with such jurisdictions in connection with the Loan and the various security documents relating thereto.

     7. Payment of Expenses. Notwithstanding anything herein to the contrary, Borrowers shall pay Lenders' reasonable legal fees and expenses incurred in connection this Agreement and the releases contemplated hereunder, including any expenses arising under Section 8 hereof.

     8. Further Assurances. The parties hereto agree to perform such other acts and deliver such other documents as may be reasonably necessary in the opinion of the parties to further effect and evidence the releases and terminations provided for herein.

     9. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

     EXECUTED as of the date first above written.

                      BANK ONE, TEXAS, NATIONAL ASSOCIATION


                                        BY:  /s/ Gary L. Stone
                                             ---------------------------------
                                             NAME: Gary L. Stone
                                             TITLE: Senior Vice President




                                        COMPASS BANK - HOUSTON


                                        BY:  /s/ Kathleen J. Bowen
                                             ---------------------------------
                                             NAME: Kathleen J. Bowen
                                             TITLE: Vice President


                                        SEITEL, INC.


                                        BY:  /s/ Debra D. Valice
                                             ---------------------------------
                                             DEBRA D. VALICE, Sr. Vice President
                                             of Finance and Chief Financial
                                             Officer


                                        SEITEL GEOPHYSICAL, INC.


                                        BY:  /s/ Debra D. Valice
                                             ---------------------------------
                                             DEBRA D. VALICE, Vice President


                                        EXSOL, INC.


                                        BY:  /s/ Debra D. Valice
                                             ---------------------------------
                                             DEBRA D. VALICE, Vice President


                                        SEITEL DATA CORP.


                                        BY:  /s/ Debra D. Valice
                                             ---------------------------------
                                             DEBRA D. VALICE, Vice President


                                        SEITEL OFFSHORE CORP.


                                        BY:  /s/ Debra D. Valice
                                             ---------------------------------
                                             DEBRA D. VALICE, Vice President